EXHIBIT 10.2

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                16.66% SENIOR CONVERTIBLE NOTE DUE March 31, 2007

                                       OF

                             KNOCKOUT HOLDINGS, INC.

Note No.: ____                            Original Principal Amount: $[________]
Issuance Date:  September 12, 2005

      This note ("Note") is one of a duly authorized issue of Notes of Knockout Holdings, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), designated as the Company's 16.66% Senior Convertible Notes Due March 31, 2007 ("Maturity Date") in an aggregate principal amount (when taken together with the original principal amounts of all other Notes) of $2,800,000 (together, the "Notes").

      FOR VALUE RECEIVED, the Company hereby promises to pay to the order of [_________________________] or its registered assigns or successors-in-interest ("Holder") the principal sum of $[_____________], together with all accrued but unpaid interest thereon, if any, on the Maturity Date, to the extent such principal amount and interest has not been repaid or converted into the Company's Common Stock, $0.001 par value per share (the "Common Stock"), in accordance with the terms hereof. Interest on the unpaid and unconverted principal balance hereof shall accrue at the rate of sixteen and 66/100 percent (16.66%) per annum from the date of original issuance hereof (the "Issuance Date"). Payments on the Note shall be made in accordance with Section 1 hereof. Interest on this Note shall accrue daily commencing on the Issuance Date and shall be computed on the basis of a 360-day year, 30-day months and actual days elapsed and shall be payable in accordance with Section 1 hereof. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs, then to unpaid interest and fees and any remaining amount to principal.

      Except as otherwise provided herein, all payments of principal and interest on this Note shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note or by Company check. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day.

      Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement dated on or about the Issuance Date pursuant to which the Notes were originally issued (the "Purchase Agreement"). For purposes hereof the following terms shall have the meanings ascribed to them below:

      "Bankruptcy Event" means any of the following events: (a) the Company commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company; (b) there is commenced against the Company any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Company makes a general assignment for the benefit of creditors; (f) the Company fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Company calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Company, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

      "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

      "Change in Control Transaction" will be deemed to exist if (i) there occurs any consolidation, merger or other business combination of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in any of such events the voting stockholders of the Company prior to such event cease to own thirty-three percent (33%) or more of the voting power, or corresponding voting equity interests, of the surviving corporation after such event (including without limitation any "going private" transaction under Rule 13e-3 promulgated pursuant to the Exchange Act or tender offer by the Company under Rule 13e-4 promulgated pursuant to the Exchange Act for twenty percent (20%) or more of the Company's Common Stock), (ii) any person (as defined in Section 13(d) of the Exchange
Act), together with its affiliates and associates (as such terms are defined in Rule 405 under the Act), beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of fifty percent (50%) of the Company's voting power,
(iii) there is a replacement of more than one-half of the members of the Company's Board of Directors which is not approved by those individuals who are members of the Company's Board of Directors on the date thereof, (iv) in one or a series of related transactions, there is a sale or transfer of all or substantially all of the assets of the Company, determined on a consolidated basis, or (v) the Company enters into any agreement providing for an event set forth in (i), (ii), (iii) or (iv) above.

      "Conversion Price" shall equal $.50 (which Conversion Price shall be subject to adjustment as set forth herein).

      "Default Rate" shall mean the lower of eighteen percent (18%) per annum or the highest rate permitted by law.

      "Effective Date" means the date on which a Registration Statement covering all the Underlying Shares and other Registrable Securities (as defined in the Registration Rights Agreement) is declared effective by the SEC.

      "Effective Registration" shall mean (i) the resale of all Registrable Securities (as defined in the Registration Rights Agreement) is covered by an effective registration statement in accordance with the terms of the Registration Rights Agreement which registration statement is not subject to any suspension or stop order; (ii) the resale of such Registrable Securities may be effected pursuant to a current and deliverable prospectus that is not subject at the time to any blackout or similar circumstance; and (iii) the requisite number of shares of Common Stock shall have been duly authorized and reserved for issuance as required by the terms of the Purchase Agreement and this Note.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Issuance Date" shall mean the date of this Note.

      "Maturity Date" shall mean March 31, 2007.

      "Principal Amount" shall refer to (i) the original principal amount of this Note, less (ii) all amounts of principal previously repaid or converted.

      "Principal Market" shall mean a principal market or exchange on which the Common Stock is then listed for trading.

      "Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

      "Required Holders" means the Holders of not less than 50% in aggregate principal amount of the Notes then outstanding exclusive of any Notes then owned by either the Company or any of its Affiliates.

      "Securities Act" shall mean the Securities Act of 1933, as amended.

      "Trading Day" shall mean a day on which there is trading on the Principal Market.

      The following terms and conditions shall apply to this Note:

Section 1. Payments of Principal and Interest.

            (a) Maturity Date. On the Maturity Date, the Company shall pay to the Holder all outstanding Principal Amount and all accrued but unpaid interest thereon, in accordance with this Section 1.

            (b) Certain Additional Payments by the Company. Any payment by the Company to the Holder hereunder, whether for principal, interest or otherwise, shall not be subject to any deduction, withholding or offset for any reason whatsoever except to the extent required by law, and the Company represents that to its best knowledge no deduction, withholding or offset is so required for any tax or any other reason.

            (c) Redemption. (i) In the event of a Change in Control Transaction, the Company shall redeem in cash all of the Notes for a redemption price equal to 125% of the amount of the outstanding Principal Amount, plus accrued and unpaid interest thereon to the applicable redemption date. The Company shall give the Holder written notice of such redemption under this Section 1(e)(i) not less than ten (10) days prior to the date fixed for such redemption, in each case specifying such redemption date, the Principal Amount of the Notes (and accrued and unpaid interest thereon) to be redeemed and terms of such Change in Control Transaction in detail. Upon receipt of such redemption notice, the Holder may convert at the ten applicable Conversion Price, in lieu of such redemption, at any time prior to the date fixed for such redemption, all or any part of Principal Amount and accrued and unpaid interest designated by the Company for redemption.

                  (ii) At any time after the date hereof, the Company may redeem in cash all of the Note for a redemption price equal to 125% of the amount of the outstanding Principal Amount, plus accrued and unpaid interest thereon to the applicable redemption date. The Company shall give the Holder written notice of such redemption under this Section 1(e)(ii) not less than ten (10) days prior to the date fixed for such redemption, in each case specifying such redemption date and the Principal Amount of the Note (and accrued and unpaid interest thereon) to be redeemed. Upon receipt of such redemption notice, the Holder may convert at the then applicable Conversion Price, in lieu of such redemption, at any time prior to the date fixed for such redemption, all or any part of Principal Amount and accrued and unpaid interest designated by the Company for redemption.

Section 2. Conversion.

            (a) Conversion Right. Subject to the terms hereof and restrictions and limitations contained herein, the Holder shall have the right, at such Holder's option, at any time and from time to time, to convert the outstanding Principal Amount and the accrued but unpaid interest under this Note, in whole or in part, into shares of Common Stock at the then applicable Conversion Price by delivering to the Company, at least 5 Trading Days before the Maturity Date, a fully executed notice of conversion in the form of conversion notice attached hereto as Exhibit A (the "Conversion Notice"), which may be initially transmitted by facsimile (provided the original Conversion Notice and this Note is delivered to the Holder within 3 Trading Days following such facsimile transmission).

            (b) Common Stock Issuance upon Conversion.

                  (i) Conversion Date Procedures. Upon conversion of this Note pursuant to Section 2(a) above, the outstanding Principal Amount and interest hereunder shall be converted into such number of fully paid, validly issued and non-assessable shares of Common Stock, free of any liens, claims and encumbrances as is determined by dividing the outstanding Principal Amount and interest being converted by the Conversion Price. The date of any Conversion Notice hereunder shall be referred to herein as the "Conversion Date". If a conversion under this Note cannot be effected in full in accordance with the terms hereof, or if the Holder is converting less than all of the outstanding Principal Amount and interest hereunder pursuant to a Conversion Notice, on the Maturity Date, the Company shall deliver to the Holder a Note (containing the same terms a the Note herein) for such outstanding Principal Amount as has not been converted if this Note has bee surrendered to the Company for partial conversion. The Holder shall surrender this Note to the Company within 3 Trading Days of any conversion, in whole or in part. .

                  (ii) Stock Certificates. Providing that an Effective Registration Statement is effective, or providing the Conversion Notice is dated more than two (2) years after the Issuance Date (provided the Holder is not then deemed an affiliate of the Company in the case of reliance on the 2-year holding period), the Company will deliver to the Holder not later than three (3) Trading Days after the Conversion Date, a certificate or certificates which shall be free of restrictive legends and trading restrictions, representing the number of shares of Common Stock being acquired upon the conversion of this Note. If in the case of any conversion hereunder, such certificate or certificates are not delivered to the Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return this Note tendered for conversion. If the Company fails to deliver to the Holder such certificate or certificates pursuant to this Section 2(b) (free of any restrictions on transfer or legends, if such shares have been registered or if the Note has been held beyond two years from the Issuance Date) in accordance herewith, on or prior to the sixth Trading Day after the Conversion Date, the Company shall pay to the Holder, in cash, an amount equal to .25% of the Principal Amount subject to such conversion for each Trading Day thereafter until such certificate(s) are delivered to the Holder or until the conversation is rescinded by the Holder, whichever shall first occur.

                  (iii) Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(d)(ii) by the third Trading Day after the Conversion Date, and if after such third Trading Day the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the shares of Common Stock which the Holder anticipated receiving upon conversion (a "Buy-In"), then the Company shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the actual sale price of the Common Stock at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation and (B) at the option of the Holder, either reissue Notes in principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its delivery requirements under Section 4(d). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Notes with respect to which the actual sale price of the shares of Common Stock at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. Notwithstanding anything contained herein to the contrary, if a Holder requires the Company to make payment in respect of a Buy-In for the failure to timely deliver certificates hereunder and the Company timely pays in full such payment, the Company shall not be required to pay such Holder under Section 4(d)(ii) in respect of the certificates resulting in such Buy-In.

Section 3. Conversion Price Adjustments.

            (a) Stock Dividends, Splits and Combinations. If the Company, at any time while the Notes are outstanding (A) shall pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock, (B) subdivide outstanding Common Stock into a larger number of shares, or (C) combine outstanding Common Stock into a smaller number of shares, then the Conversion Price in effect immediately prior to such event shall be adjusted to a number equal to such Conversation Price multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

            (b) Distributions. If the Company, at any time while the Notes are outstanding, shall distribute to all holders of Common Stock evidences of its indebtedness or assets or cash or rights or warrants to subscribe for or purchase any security of the Company, then concurrently with such distributions to holders of Common Stock, the Company shall distribute to holders of the Notes the amount of such indebtedness, assets, cash or rights or warrants which the holders of Notes would have received had all their Notes been converted into Common Stock at the Conversion Price immediately prior to the record date for such distribution.

            (c) Subsequent Equity Sales. If the Company at any time while the Notes are outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents (but with the exception of Excluded Issuances) entitling any entity or person to acquire shares of Common Stock, at an effective price per share less than the then Conversion Price (such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance"), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price), then, the Conversion Price shall be reduced to equal the Base Share Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms (such notice the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(c), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of shares of Common Stock upon conversion based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Conversion. "Common Stock Equivalents" shall means (a) any rights, warrants or options to purchase or otherwise acquire Common Stock or (b) any stock or securities directly or indirectly convertible into or exchangeable for Common Stock. "Excluded Issuances" shall mean (A) any issuance by the Company of securities in connection with a strategic partnership or a joint venture (the primary purpose of which is not to raise equity capital), (B) any issuance by the Company of securities as consideration for a merger or consolidation or the acquisition of a business, product, license or other assets of another person or entity, (C) any Common Stock Equivalents outstanding as of the Issuance Date; (D) options to purchase shares of Common Stock issued to employees of the Company; and (E) any issuance by the Company of securities in consideration for services rendered, provided, an aggregate of no more than 1,000,000 shares of Common Stock are issued or issuable in reliance on this clause (E).

            (c) Rounding of Adjustments. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

            (d) Notice of Adjustments. Whenever any Conversion Price is adjusted as provided herein, the Company shall promptly deliver to each holder of the Notes, a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, provided that any failure to so provide such notice shall not affect the automatic adjustment hereunder.

            (e) Intentionally Omitted.

            (f) Notice of Certain Events. If:

                        A. the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                        B. the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

                        C. the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                        D. the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share of exchange whereby the Common Stock is converted into other securities, cash or property; or

                        E. the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the books of the Company, on or prior to the date notice to the Company's stockholders generally is given, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, securities issuance, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange.

            (g) Notice of Certain Other Events. If:

                  A. the Company enters into, creates, incurs, assumes or suffers to exist any indebtedness of any kind in excess of $50,000, in a single transaction or series of related transactions, other than (a) indebtedness existing on the date hereof; (b) indebtedness of the Company to its Subsidiary; (c) indebtedness arising out of trade accounts payable and other accrued liabilities arising in the ordinary course of business that are not overdue by 90 days or more or are being contested in good faith;
                        (d) indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument; or

                  B. the Company makes a cash disbursement in excess of $1,000,000, in a single transaction or series of related transactions, other than transactions which have been disclosed in a SEC Filing prior to the Issuance Date or which is disclosed in a SEC Filing within five (5) days of such disbursement, provided the Holder is subject to a confidentiality agreement with the Company reasonably acceptable to the Company, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the books of the Company, notice of such indebtedness or disbursement.

Section 4. Reservation and Issuance of Underlying Securities. The Company covenants that it will at all times after the effectiveness of the amendment to its Certificate of Incorporation increasing the number of authorized shares of Common Stock (as described in the Purchase Agreement) reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of this Note and repayments in stock, free from preemptive rights or any other actual contingent purchase rights of persons other than the holders of the Notes, not less than such number of shares of Common Stock as shall be issuable (taking into account the adjustments under Section 3) upon the conversion of this Note hereunder in Common Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

Section 5. No Fractions. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the closing price of a share of Common Stock at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

Section 6. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the conversion of this Note and repayment in stock shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder, this Note when surrendered for conversion shall be accompanied by an assignment form; and provided further, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any such transfer.

Section 7. Cancellation. After all of the Principal Amount (including accrued but unpaid interest and default payments at any time owed on this Note) have been paid in full or converted into Common Stock, this Note shall automatically be deemed canceled and the Holder shall promptly surrender the Note to the Company at the Company's principal executive offices.

Section 8. Notices Procedures. Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing and delivered personally, by confirmed facsimile, or by a nationally recognized overnight courier service to the Company at the facsimile telephone number or address of the principal place of business of the Company as set forth in the Purchase Agreement. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of the Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed delivered (i) upon receipt, when delivered personally, (ii) when sent by facsimile, upon receipt if received on a Business Day prior to 5:00 p.m. (Eastern Time), or on the first Business Day following such receipt if received on a Business Day after 5:00 p.m. (Eastern Time) or (iii) upon receipt, when deposited with a nationally recognized overnight courier service.

Section 9. Defaults and Remedies.

            (a) Events of Default. An "Event of Default" is: (i) a default in payment of any amount due hereunder which default continues uncured for more than 5 Trading Days after the due date thereof; (ii) a default in the timely issuance of Underlying Shares upon and in accordance with terms hereof, within 5 Trading Days following such payment date; (iii) failure by the Company for 10 Trading Days after written notice has been received by the Company to comply with any material provision of any of the Notes, the Purchase Agreement or the Registration Rights Agreement; (iv) a material breach by the Company of its covenants, representations or warranties in the Purchase Agreement or Registration Rights Agreement that remains uncured 10 Trading Days following receipt by the Company of written notice of such breach; or (v) if the Company is subject to any Bankruptcy Event.

            (b) Remedies. If an Event of Default occurs and is continuing with respect to any of the Notes, the Required Holders may declare all of the then outstanding Principal Amount of this Note and all other Notes held by the Holders, including any interest due thereon, to be due and payable immediately ("Event of Acceleration"). The Company shall pay interest on such amount in cash at the Default Rate to the Holder if such amount is not paid within 7 Trading Days thereafter. The remedies under this Note shall be cumulative.

Section 10. General.

            (a) Payment of Expenses. The Company agrees to pay all reasonable, documented charges and expenses, including attorneys' fees and expenses, which may be incurred by the Holder in successfully enforcing this Note and/or collecting any amount due under this Note.

            (b) Savings Clause. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby. In no event shall the amount of interest paid hereunder exceed the maximum rate of interest on the unpaid principal balance hereof allowable by applicable law. If any sum is collected in excess of the applicable maximum rate, the excess collected shall be applied to reduce the principal debt. If the interest actually collected hereunder is still in excess of the applicable maximum rate, the interest rate shall be reduced so as not to exceed the maximum allowable under law.

            (c) Amendment. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder, provided, this Note and all the other Notes issued pursuant to the Purchase Agreement (but not less than all such Notes outstanding) may be amended from time to time upon the written consent of the Company and the Required Holders.

            (d) Assignment, etc. The Holder may assign or transfer this Note to any transferee (other than to competitors or vendors of the Company). The Holder shall notify the Company of any such assignment or transfer promptly. This Note shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and assigns.

            (e) No Waiver. No failure on the part of the Holder to exercise, and no delay in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy or power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder from time to time.

            (f) Governing Law; Jurisdiction.

                  (i) Governing Law. This note will be governed by and construed in accordance with the laws of the State of New York without regard to any conflicts of laws provisions thereof that would otherwise require the application of the law of any other jurisdiction.

                  (ii) No Jury Trial. The Company hereto knowingly and voluntarily waives any and all rights it may have to a trial by jury with respect to any litigation based on, or arising out of, under, or in connection with, this Note.

            (g) Replacement Notes. This Note may be exchanged by Holder at any time and from time to time for a Note or Notes with different denominations representing an equal aggregate outstanding Principal Amount, as reasonably requested by Holder, upon surrendering the same. No service charge will be made for the first such registration or exchange; thereafter, the Holder shall reimburse the Company for its reasonable document fees and expenses (including transfer agent and legal fees and expenses). In the event that Holder notifies the Company that this Note has been lost, stolen or destroyed, a replacement
Note identical in all respects to the original Note (except for registration number and Principal Amount, if different than that shown on the original Note), shall be issued to the Holder, provided that the Holder executes and delivers to the Company an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with the Note.

                            [Signature Page Follows]

            IN WITNESS WHEREOF, the Company has caused this Note to be duly executed on the day and in the year first above written.


                                        KNOCKOUT HOLDINGS, INC.

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


Attest:

Sign:
      --------------------------------
Print Name:

                                    EXHIBIT A

                            FORM OF CONVERSION NOTICE

(To be executed by the Holder
in order to convert a Note)

      Re: Note (this "Note") issued by Knockout Holdings, Inc. to _____________________ on or about September ___, 2005 in the original principal amount of $________________.

The undersigned hereby elects to convert the aggregate outstanding Principal Amount (as defined in the Note) indicated below of this Note into shares of Common Stock, $0.001 par value per share (the "Common Stock"), of Knockout Holdings, Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion information:
                            ----------------------------------------------------
                            Date to Effect Conversion


                            ----------------------------------------------------
                            Aggregate Principal Amount of Note Being Converted


                            ----------------------------------------------------
                            Number of Shares of Common Stock to be Issued


                            ----------------------------------------------------
                            Applicable Conversion Price


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Name


                            ----------------------------------------------------
                            Address